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                                                                   Exhibit 10.29


                           AMENDMENT NO. 1 AND WAIVER
                          DATED AS OF NOVEMBER 14, 1997

                                       TO

                           LOAN AND SECURITY AGREEMENT
                         DATED AS OF SEPTEMBER 12, 1997


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                                                                [EXECUTION COPY]

                           AMENDMENT NO. 1 AND WAIVER
                          DATED AS OF NOVEMBER 14, 1997

                                       TO

                           LOAN AND SECURITY AGREEMENT
                         DATED AS OF SEPTEMBER 12, 1997

                  THIS AMENDMENT NO. 1 AND WAIVER dated as of November 14, 1997 (this "Amendment") is made between NABI, a Delaware corporation (the "Borrower"), the financial institutions party from time to time to the Loan Agreement referred to below (the "Lenders"), and NATIONSBANK, N.A., a national banking association, as agent for the Lenders (in that capacity, together with any successors in that capacity, the "Agent").

                             PRELIMINARY STATEMENTS

                  The Borrower, the Lenders, and the Agent are parties to a Loan and Security Agreement dated as of September 12, 1997 (the "Loan Agreement"; terms defined in the Loan Agreement and not otherwise defined herein being used herein as therein defined).

                  A Default has occurred and is continuing under the Loan Agreement by reason of the Borrower's failure to maintain a minimum consolidated Fixed Charge Coverage Ratio of at least 1.10 to 1 for the Fiscal Quarter ending on September 30, 1997, as required under Section 10.1(a) of the Loan Agreement (the "Existing Default"), as a result of which the Lenders are entitled to exercise the rights and remedies provided for in the Loan Agreement.

                  The Borrower has requested that the Lenders waive the Existing Default, modify certain financial covenants and amend certain other provisions of the Loan Agreement, and the Lenders have agreed, upon and subject to the terms, conditions and provisions of this Amendment.

                  NOW, THEREFORE, in consideration of the Loan Agreement, the Loans made by the Lenders and outstanding thereunder, the mutual promises hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                  Section 1. AMENDMENT TO LOAN AGREEMENT. The Loan Agreement is hereby amended, subject to the provisions of Section 3 of this Amendment

         (a) by amending Section 1.1 DEFINITIONS thereof

                  (i) by amending the definition of "Applicable Margin" by adding a new sentence at the end thereof to read as follows:

         "So long as the consolidated EBITDA of the Borrower and its Consolidated Subsidiaries for the four consecutive Fiscal Quarters most recently ended is less than $18,000,000, the Applicable Margin as determined above shall in each case be increased by .25%".

                  (ii) by amending the definition of "Fixed Charge Coverage Ratio" in its entirety to read as follows:


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                           "FIXED CHARGE COVERAGE RATIO" means for any specified
         period, the ratio obtained by dividing (i) the sum of EBITDA minus cash outlays for income taxes, minus Maintenance Capex and minus Other Included Expenditures of the Borrower and its Consolidated Subsidiaries for such period, by (ii) the sum of interest expense plus scheduled principal payments on Debt (other than the Loans), including scheduled payments of Capitalized Lease Obligations, of the Borrower and its Consolidated Subsidiaries during such period. For the purposes of this definition "Other Included Expenditures" means any expenditures during the computation period for a Permitted Repurchase or for Excess Permitted Capital Expenditures or for Permitted Investments listed on
         Schedule 1.1A (other than the 1st, 4th and 5th items listed on such Schedule) made after the Effective Date that are not included in the Capital Expenditures budgeted by the Borrower for such period and subject to the limitations of SECTION 10.5.

                  (iii) by amending subsection (b) of the definition of "Permitted Investments" in its entirety to read as follow:

                  (b) Investments of the Borrower and its Subsidiaries in:

                           (i) the Borrower's Subsidiaries existing on the
                  Effective Date,

                           (ii) Guaranties permitted pursuant to SECTION 10.3,

                           (iii) those items described on SCHEDULE 1.1A -
                  PERMITTED INVESTMENTS,

                           (iv) an Investment in any entity approved in writing
                  by the Required Lenders in an aggregate amount not in excess of $10,000,000, funded exclusively with the proceeds of the issuance and sale by the Borrower of additional common or convertible preferred stock of the Borrower, and

                           (v) other Investments not in excess of $500,000
                  individually or $1,000,000 in the aggregate at any time outstanding.

         (b) by amending Section 10.1 FINANCIAL RATIOS in its entirety to read as follows:

                  SECTION 10.1      FINANCIAL RATIOS.  Permit:

         (a) MINIMUM FIXED CHARGE COVERAGE. The consolidated Fixed Charge Coverage Ratio of the Borrower and its Consolidated Subsidiaries as of the end of any Fiscal Quarter ending during any period described below to be less than the ratio set forth below opposite such period:

         PERIOD                                                  RATIO
         ------                                                  -----

         Fiscal Quarter ending December 31, 1997              .36 to 1;

         the two consecutive Fiscal Quarters ending
         March 31, 1998                                       .52 to 1;

         the three consecutive Fiscal Quarters ending
         June 30, 1998                                        .62 to 1;

         the four consecutive Fiscal Quarters ending
         September 30, 1998                                   .76 to 1;


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         the four consecutive Fiscal Quarters ending
         December 31, 1998                                    1.0 to 1;

         each four consecutive Fiscal Quarter period
         ending during Fiscal Year 1999                       1.1 to 1; or

         each four consecutive Fiscal Quarter period
         ending thereafter                                    1.25 to 1.

                  (b) MINIMUM EBITDA Consolidated EBITDA of the Borrower and its Consolidated Subsidiaries for each Fiscal Year set forth below to be less than the amount set forth opposite such Fiscal Year:

                  FISCAL YEAR                                 AMOUNT
                  -----------                                 ------
                  December 31, 2000                        $32,000,000
                  December 31, 2001                        $36,000,000

                  (c) MINIMUM CONSOLIDATED NET WORTH. Permit consolidated Net Worth of the Borrower and its Consolidated Subsidiaries calculated at the end of any Fiscal Quarter ending on or after December 31, 1997 to be less than an amount equal to the sum of $79,000,000 PLUS 50% of the consolidated Net Income (without deduction for losses) of the Borrower and its Consolidated Subsidiaries, on a cumulative basis, for the period beginning on October 1, 1997 and ending on the last day of such Fiscal Quarter.

         (c) by amending Section 10.15 MINIMUM COLLATERAL AVAILABILITY by deleting the amount of "$2,000,000" therein and substituting therefor the amount of "$5,000,000".

                  Section 2. WAIVER OF DEFAULT. On the Amendment Effective Date (as hereinafter defined) the Lenders hereby waive the Existing Default.

                  Section 3. EFFECTIVENESS OF AMENDMENT. Section 1 of this Amendment shall become effective as of the first date (the "Amendment Effective Date") on which the Lenders shall have received four copies each of the following documents (except that on the Amendment Effective Date, the effectiveness of the "Applicable Margin" definition, as amended herein, shall be retroactive to October 1, 1997 and the effectiveness of Section 2 of this Amendment shall be retroactive to November 14, 1997):

         (a) this Amendment duly executed and delivered by the Borrower, each Lender and the Agent;

         (b) a certificate of the Secretary of the Borrower having attached thereto the articles or certificate of incorporation and bylaws of the Borrower as in effect on the Amendment Effective Date attached thereto (or containing the certification of such Secretary that no amendment or modification of such articles or certificate or bylaws has become effective since the last date on which such documents were delivered to the Lenders pursuant to the Loan Agreement), all corporate and partnership action, including shareholders' or partners' approval, if necessary, taken by the Borrower and/or its shareholders or partners to authorize the execution, delivery and performance of this Amendment, and to the further effect that the incumbency certificate delivered in connection with the occurrence of the Effective Date remains in effect, unchanged;

         (c) a certificate of the president or any vice-president of the Borrower stating that, to the best of his knowledge and based on an examination reasonably believed by him to be sufficient to enable him to make an informed statement,


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                  (i) after giving effect to the waiver set forth in Section 2 of this Amendment, all of the representations and warranties made or deemed to be made under the Loan Agreement are true and correct as of the date hereof, and

                  (ii) after giving effect to the waiver set forth in Section 2 of this Amendment, no Default or Event of Default exists, and the Agent shall be satisfied as to the truth and accuracy thereof;

         (d) the Confirmation of Guarantors attached hereto as ANNEX A duly executed and delivered by each Guarantor;

         (e) the payment of an amendment fee in the amount of $50,000 and all accrued interest resulting from the amendment to the Applicable Margin; and

         (f) such other documents and instruments as the Agent or any Lender may reasonably request.

                  Section 4. REPRESENTATIONS AND WARRANTIES. The Borrower hereby makes the following representations and warranties to the Agent and the Lenders, which representations and warranties shall survive the delivery of this Amendment and the making of additional Loans under the Loan Agreement as amended hereby:

         (a) AUTHORIZATION OF AGREEMENTS. The Borrower has the right and power, and has taken all necessary action to authorize it, to execute, deliver and perform this Amendment and each other agreement contemplated hereby to which it is a party in accordance with their respective terms. This Amendment and each other agreement contemplated hereby to which it is a party have been duly executed and delivered by the duly authorized officers of the Borrower and each is, or each when executed and delivered in accordance with this Amendment will be, a legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms.

         (b) COMPLIANCE OF AGREEMENTS WITH LAWS. The execution, delivery and performance of this Amendment and each other agreement contemplated hereby to which the Borrower is a party in accordance with their respective terms do not and will not, by the passage of time, the giving of notice or otherwise,

                  (i) require any Governmental Approval or violate any Applicable Law relating to the Borrower or any of its Subsidiaries,

                  (ii) conflict with, result in a breach of or constitute a default under the articles or certificate of incorporation or by-laws or any shareholders' agreement of the Borrower or any of its Subsidiaries, any material provisions of any indenture, agreement or other instrument to which the Borrower, any of its Subsidiaries or any of Borrower's or such Subsidiaries' property may be bound or any Governmental Approval relating to the Borrower or any of its Subsidiaries, or

                  (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by the Borrower other than the Security Interest.

                  Section 5. EXPENSES. The Borrower agrees to pay or reimburse on demand all costs and expenses, including, without limitation, reasonable fees and disbursements of counsel, incurred by the Agent in connection with the negotiation, preparation, execution and delivery of this Amendment.

                  Section 6. EFFECT OF AMENDMENT. From and after the Amendment Effective Date, all references in the Loan Agreement and in any other Loan Document to "this Agreement," "the Loan


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Agreement," "hereunder," "hereof" and words of like import referring to the Loan
Agreement, shall mean and be references to the Loan Agreement as amended by this Amendment. Except as expressly amended hereby, the Loan Agreement and all terms, conditions and provisions thereof remain in full force and effect and are hereby ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

                  Section 7. COUNTERPART EXECUTION; GOVERNING LAW.

         (a) EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed signature page of any party hereto by facsimile transmission shall be effective as delivery of a manually executed counterpart thereof.

         (b) GOVERNING LAW. This Amendment shall be governed by and construed in accordance with the laws of the State of Georgia.





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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                           BORROWER

                                           NABI

[CORPORATE SEAL]

                                           By: /s/ Alfred J. Fernandez
                                               ---------------------------------
                                                 Alfred J. Fernandez
                                                 Senior Vice President and
Attest:                                          Chief Financial Officer
By:
    ---------------------------------
    Name:
         ----------------------------
    Title:
          ---------------------------


                                           AGENT

                                           NATIONSBANK, N.A.

                                           By: /s/ John C. Glazebrook
                                               ---------------------------------
                                               Name: John C. Glazebrook
                                                     ---------------------------
                                               Title: Vice President
                                                     ---------------------------

                                           LENDERS

                                           NATIONSBANK, N.A.



                                           By: /s/ John C. Glazebrook
                                               ---------------------------------
                                               Name: John C. Glazebrook
                                                     ---------------------------
                                               Title: Vice President
                                                     ---------------------------


                                           BANKBOSTON, N.A.



                                           By: /s/ John C. Todd
                                               ---------------------------------
                                               Name: John C. Todd
                                                     ---------------------------
                                               Title: Director
                                                     ---------------------------

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                                                                         ANNEX A

                     CONSENT AND CONFIRMATION OF GUARANTORS

                  The undersigned, each in their capacity as a Guarantor under the Subsidiary Guaranty dated as of September 12, 1997 (as modified or amended to date, the "Subsidiary Guaranty"), in favor of the Lenders, hereby confirms, for the benefit of the Borrower and the Lenders, that (1) such Guarantor is a Subsidiary of Borrower, (2) such Guarantor has received a copy of Amendment No. 1 and Waiver dated as of November 14, 1997 and consents thereto and (3) the Subsidiary Guaranty of which such Guarantor is the maker constitutes a continuing unconditional, guaranty of the Secured Obligations under and as defined in the Subsidiary Guaranty. Each of the undersigned is and continues to be liable under the Subsidiary Guaranty in accordance with the terms thereof, notwithstanding the execution and delivery of the aforesaid Amendment.

Dated:  December 27, 1997

                                       BIOMUNE CORPORATION

[Corporate Seal]                       By: /s/ Alfred J. Fernandez
                                           -------------------------------------
                                                Alfred J. Fernandez
                                                Treasurer



                                       NABI FINANCE, INC.

[Corporate Seal]                       By:  /s/ Alfred J. Fernandez
                                           -------------------------------------
                                                Alfred J. Fernandez
                                                President



                                       NABIMED, LTD.

[Corporate Seal]                       By:  /s/ Alfred J. Fernandez
                                           -------------------------------------
                                                Alfred J. Fernandez
                                                Secretary



                                       UNIVAX PLASMA, INC.

[Corporate Seal]                       By:  /s/ Alfred J. Fernandez
                                           -------------------------------------
                                               Alfred J. Fernandez
                                           Treasurer and Chief Financial Officer



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